As filed with the Securities and Exchange Commission on November 17, 2004
                                                     Registration No. 333-120509
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                ----------------

                         TII NETWORK TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                   66-0328885
   (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                    Identification No.)

1385 Akron Street, Copiague, New York                       11726
(Address of Principal Executive Offices)                 (Zip Code)


                  2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                            (Full title of the plan)

                           Timothy J. Roach, President
                         TII Network Technologies, Inc.
                                1385 Akron Street
                            Copiague, New York 11726
                     (Name and address of agent for service)

                                 (631) 789-5000
          (Telephone number, including area code, of agent for service)


                                 with a copy to:

                             Leonard W. Suroff, Esq.
                                1385 Akron Street
                            Copiague, New York 11726

                                EXPLANATORY NOTE

         The purpose of this Amendment is to file revised Exhibits 5, 23(a) and 23(b) to Registration Statement No. 333-120509.

                                    PART II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits.

Exhibit
Number    Description
------    -----------

4(a)(1) Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on December 10, 1996. Incorporated by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 1996 (File No. 1-8048).

4(a)(2) Certificate of Designation, as filed with the Secretary of State of the State of Delaware on January 26, 1998. Incorporated by reference to Exhibit 4.3 to the Company's Current Report on Form 8-K dated (date of earliest event reported) January 26, 1998 (File No. 1-8048).

4(a)(3) Certificate of Designation, as filed with the Secretary of State of the State of Delaware on May 15, 1998. Incorporated by reference to
          Exhibit 4.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) May 7, 1998 (File No. 1-8048).

4(a)(4) Certificate of Amendment of the Company's Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 5, 2001. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated (dated of earliest event reported) December 5, 2001 (File No. 1-8048).

4(b)      By-laws of the  Company,  as amended.  Incorporated  by  reference  to
          Exhibit 4.02 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No. 33- 64980).

4(c) Rights Agreement, dated as of May 15, 1998, between the Company and Harris Trust of Chicago. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) May 7, 1998 (File No. 1-8048).

5* Opinion of Jenkens & Gilchrist Parker Chapin LLP as to the legality of the Common Stock being offered and consent.

23(a)*    Consent of KPMG LLP.

23(b)* Consent of Jenkens & Gilchrist Parker Chapin LLP (included in Exhibit 5 to the original filing of this Registration Statement).

24+       Powers  of  Attorney  of  certain   officers  and   directors  of  the
          registrant.

99(a)o    Registrant's 2003 Non-Employee Director Stock Option Plan, as amended.

99(b)o Form of Stock Option Contract under Registrant's 2003 Non-Employee Director Stock Option Plan, as amended, for an initial option grant.

99(c)o Form of Stock Option Contract under Registrant's 2003 Non-Employee Director Stock Option Plan, as amended, for annual option grants.

--------------
*  Filed herewith.
o Filed as the corresponding numbered exhibit to the original filing of this Registration Statement.
+ Filed as part of the signature page of the original filing of this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to Registration Statement No. 333-120509 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Copiague, State of New York, on the 16th day of November, 2004.

                                          TII NETWORK TECHNOLOGIES, INC.


                                          By:      /s/ Timothy J. Roach
                                              ----------------------------------
                                               Timothy J. Roach, President

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registration Statement No. 333-120509 has been signed below by the following persons in the capacities indicated on the 16th day of November, 2004.

            Signature                                  Title
            ---------                                  -----


----------------------------------        Chairman of the Board
          Alfred J. Roach

         /s/ Timothy J. Roach             President (Chief Executive Officer)
----------------------------------        and Director
          Timothy J. Roach

       /s/ Kenneth A. Paladino            Vice President - Finance and Treasurer
----------------------------------        (Chief Financial and Accounting
         Kenneth A. Paladino              Officer)

                                          Director
----------------------------------
        C. Bruce Barksdale

       /s/ Mark T. Bradshaw               Director
----------------------------------
         Mark T. Bradshaw

      /s/ Lawrence M. Fodrowski           Director
----------------------------------
       Lawrence M. Fodrowski

        /s/ R.D. Garwood                  Director
----------------------------------
         R.D. Garwood

                                          Director
----------------------------------
       James R. Grover, Jr.

       /s/ Joseph C. Hogan                Director
----------------------------------
        Joseph C. Hogan

      /s/ Charles H. House                Director
----------------------------------
       Charles H. House

                                  EXHIBIT INDEX


Exhibit
Number                      Description
------                      -----------

4(a)(1) Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on December 10, 1996. Incorporated by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 1996 (File No. 1-8048).

4(a)(2) Certificate of Designation, as filed with the Secretary of State of the State of Delaware on January 26, 1998. Incorporated by reference to Exhibit 4.3 to the Company's Current Report on Form 8-K dated (date of earliest event reported) January 26, 1998 (File No. 1-8048).

4(a)(3) Certificate of Designation, as filed with the Secretary of State of the State of Delaware on May 15, 1998. Incorporated by reference to
          Exhibit 4.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) May 7, 1998 (File No. 1-8048).

4(a)(4) Certificate of Amendment of the Company's Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 5, 2001. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated (dated of earliest event reported) December 5, 2001 (File No. 1-8048).

4(b)      By-laws of the  Company,  as amended.  Incorporated  by  reference  to
          Exhibit 4.02 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No. 33- 64980).

4(c) Rights Agreement, dated as of May 15, 1998, between the Company and Harris Trust of Chicago. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) May 7, 1998 (File No. 1-8048).

5* Opinion of Jenkens & Gilchrist Parker Chapin LLP as to the legality of the Common Stock being offered and consent.

23(a)*    Consent of KPMG LLP.

23(b)* Consent of Jenkens & Gilchrist Parker Chapin LLP (included in Exhibit 5 to the original filing of this Registration Statement).

24+       Powers  of  Attorney  of  certain   officers  and   directors  of  the
          registrant.

99(a)o    Registrant's 2003 Non-Employee Director Stock Option Plan, as amended.

99(b)o Form of Stock Option Contract under Registrant's 2003 Non-Employee Director Stock Option Plan, as amended, for an initial option grant.

99(c)o Form of Stock Option Contract under Registrant's 2003 Non-Employee Director Stock Option Plan, as amended, for annual option grants.

--------------
*  Filed herewith.
o Filed as the corresponding numbered exhibit to the original filing of this Registration Statement.
+ Filed as part of the signature page of the original filing of this Registration Statement.